                                                                  EXHIBIT 10.3




                     BORROWER PLEDGE AND SECURITY AGREEMENT


                 This BORROWER PLEDGE AND SECURITY AGREEMENT, dated as of January 22, 1997 (together with all amendments, if any, from time to time hereto, this "Agreement") between LDM Technologies, Inc., a Michigan corporation (the "Pledgor") in favor of BANKAMERICA BUSINESS CREDIT, INC. in its capacity as Agent for the Lenders ("Agent").

                              W I T N E S S E T H:


                 WHEREAS, pursuant to that certain Loan and Security Agreement dated as of the date hereof by and among the Pledgor, the Agent and the Persons signatory thereto from time to time as Lenders (as from time to time amended, restated, supplemented or otherwise modified (the "Loan and Security Agreement") the Lenders have agreed to make Loans to, and incur Obligations with respect to Letter of Credit issued for the benefit of, the Pledgor;

                 WHEREAS, the Pledgor is the record and beneficial owner of all the shares of stock, membership interests or partnership units of each entity (each, a "Pledged Entity") described in Part A of Schedule I hereto and the owner of the promissory notes and instruments listed in Part B of Schedule I hereto;

                 WHEREAS, the Pledgor benefits from the credit facilities made available to the Pledgor through the Loan and Security Agreement;

                 WHEREAS, it is a condition to the making of Loans and the incurrence of Obligations relating to the issuance of Letters of Credit under the Loan and Security Agreement that the Pledgor shall have executed and delivered this Agreement and granted the security interest contemplated hereby to secure the obligations of the Pledgor under the Loan and Security Agreement and the Loan Documents;

                 NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lenders to make Loans and to incur Obligations relating to the issuance of Letter of Credit under the Loan and Security Agreement, it is agreed as follows:

                 1. Definitions. Unless otherwise defined herein, terms defined in the Loan and Security Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

         "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

         "General Intangibles" means all of the Pledgor's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of the Pledgor of every kind and nature, including, without limitation, all contract rights, partnership or membership interests, corporate or other business records, with respect to any Pledged Entity, excluding proceeds of key-man life insurance on which the Pledgor is the beneficiary.

         "Pledged Collateral" has the meaning assigned to such term in Section 2 hereof.

         "Pledged Debt" means those promissory notes and instruments listed on Part C of Schedule I hereto;

         "Pledged Shares" means those shares listed on Part A of Schedule I hereto.

         "Secured Obligations" has the meaning assigned to such term in Section 3 hereof.

         "Unobligated Shares" shall be those shares in an aggregate amount not to exceed 35% of the issued and outstanding shares of stock of an issuer not incorporated under the laws of the United States or any state thereof.

         2. Pledge. The Pledgor hereby pledges to the Agent, and grants to the Agent for itself and the benefit of Lenders, a first priority security interest in all of the following (collectively, the "Pledged Collateral"):

              (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

              (ii)    such portion, as determined by the Agent as provided in
         Section 6(d) below, of any additional shares of stock of a Pledged Entity from time to time acquired by the Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

              (iii) the Pledged Debt and the promissory notes or instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of the Pledged Debt;

              (iv) all additional Debt arising after the date hereof and owing to the Pledgor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other

                       (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Stock, units or interests; or

                       (v) the alteration of the voting rights with respect to the Stock of a Pledged Entity; and

              (b)(i) The Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends, principal and interest paid in respect of the Pledged Shares, the General Intangibles and Pledged Debt to the extent not in violation of the Loan and Security Agreement other than any and all: (A) dividends, distributions, principal and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares or General Intangibles in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral, except to the extent permitted by the Loan and Security Agreement; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

              (ii)  all dividends, distributions and interest (other than such cash dividends, distributions and interest as are permitted to be paid to the Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares, General Intangibles
     or Pledged Debt,   whenever paid or made, shall be delivered to the Agent
     to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

          8.  Defaults and Remedies.

              (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, then on or at any time after such declaration (provided that such declaration is not rescinded by the Agent) and concurrently with written notice to the Pledgor, the Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a stockholder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice the Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though the Agent was the outright owner thereof, the Pledgor hereby irrevocably constituting and appointing the Agent as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so, and which appointment shall remain in effect until the Pledge Termination Date; provided, however, that Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at the Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Agent may deem fair, and the Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but the Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent.

              (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, the Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to the Pledgor.

              (c) If, at any time when the Agent in its sole discretion determines, following the occurrence and during the continuance of an Event of Default, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Shares hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), the Pledgor shall, in an expeditious manner, cause the Pledged Entities to:

                       (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the Pledged Shares and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;

                       (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                                        LDM TECHNOLOGIES, INC.


                                        By: /s/ Joe Balous
                                           ------------------------------
                                           Name:  Joe Balous
                                                 ------------------------
                                           Title: Secretary
                                                  -----------------------


Accepted and Acknowledged by:

BANKAMERICA BUSINESS CREDIT, INC.



By: /s/ Daniel T. Cushing
   ----------------------------------
      Name:  Daniel T. Cushing
            -------------------------
      Title:  Senior Vice President
             ------------------------

                                   SCHEDULE I

                                     PART A
                                 PLEDGED SHARES







                                Class                              Number
                              of Stock/                          of Shares/
                             Interests/      Stock Certificate   Interests/        Percentage of
        Pledged Entity          Units           Number(s)           Units       Outstanding Shares
        --------------      -----------      -----------------   ----------     ------------------
LDM Holdings, L.L.C.                                                                    66.67%

LDM Canada Limited                                                                      97.00%
  Partnership



                                     PART B
                               UNOBLIGATED SHARES



                                 Class       Stock Certificate     Number          Percentage of
        Pledged Entity          of Stock         Number(s)       of Shares      Outstanding Shares
        --------------          --------     -----------------   ---------      ------------------





                                    PART C
                                 PLEDGED DEBT



                                Initial
        Issuer               Principal Amount      Issue Date        Maturity Date     Interest Rate
        -------              ----------------      ----------        -------------     -------------
LDM Technologies Company     $27,000,000        January 22, 1997        Demand           11%, subject
                                                                                         to adjustment
                                                                                         based upon
                                                                                         annual review.

Pledged Debt is subordinated to the Secured Obligations.

                                  SCHEDULE II

                                PLEDGE AMENDMENT

                 This Pledge Amendment, dated ________________, ___ is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. The undersigned hereby certifies that the representations and warranties in
Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments and shares pledged prior to this Pledge Amendment and as to the promissory notes, instruments and shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated January __, 1997, between undersigned, as the Pledgor, and BankAmerica Business Credit, Inc., as the Agent, and that the Pledged Shares and Pledged Debt listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any promissory notes, instruments or shares not included in the Pledged Collateral at the discretion of the Agent may not otherwise be pledged or otherwise used as security by the Pledgor.


                                        LDM TECHNOLOGIES, INC.


                                        By:_________________________________
                                           Name: ___________________________
                                           Title: __________________________



      Name and                                         Class           Certificate             Number
Address of the Pledgor          Pledged Entity        of Stock          Number(s)             of Shares
----------------------          --------------        --------         ----------             ---------





                                Initial
        Issuer              Principal Amount        Issue Date          Maturity Date           Interest Rate
    --------------         ----------------         ----------          -------------           --------------



                                  SCHEDULE III

                      ACKNOWLEDGMENT OF SECURITY INTEREST

                 [NAME OF PLEDGED ENTITY] (the "Company") hereby acknowledges receipt of a copy of the assignment by LDM Technologies, Inc., (the "Pledgor") of its interest under the [TITLE OF AGREEMENT] (the "Agreement") pursuant to the terms of the Pledge and Security Agreement, dated as of January __, 1997 (the "Pledge Agreement"), between the Pledgor and BankAmerica Business Credit, Inc., as Agent.

                 The undersigned hereby further confirms the registration of the Pledgor's pledge of its interest in the Company to the Agent on the Company's books.

                 The Company agrees that at any time prior to the Pledge Termination Date (as defined in the Pledge Agreement), it will not take or approve any action in furtherance of deeming the interests of the Company to be an uncertificated "security" within the meaning of Section 8-103(c) of the UCC (as defined in the Pledge Agreement) and that its membership or partnership interest shall at all times be general intangibles under the UCC.

Dated:_______________________, 1997         [NAME OF PLEDGED ENTITY]


                                            By:____________________________

                                               Title:______________________

                   LDM HOLDING PLEDGE AND SECURITY AGREEMENT


                 This LDM HOLDING PLEDGE AND SECURITY AGREEMENT, dated as of January 22, 1997 (together with all amendments, if any, from time to time hereto, this "Agreement") between LDM Holding Canada, Inc., a Michigan corporation (the "Pledgor") in favor of BANKAMERICA BUSINESS CREDIT, INC. in its capacity as Agent for the Lenders ("Agent").

                              W I T N E S S E T H:


                 WHEREAS, pursuant to that certain Guarantee, dated as of January 22 , 1997 (the "LDM Holding Guarantee"), made by the Pledgor, the Pledgor has provided a guarantee of the payment of the Obligations under the Loan and Security Agreement dated as of January 22, 1997, by and among the Pledgor, the Agent and the Persons signatory thereto from time to time as Lenders (as from time to time amended, restated, supplemented or otherwise modified (the "Loan and Security Agreement") the Lenders have agreed to make Loans to, and incur Obligations with respect to Letter of Credit issued for the benefit of, the Pledgor;

                 WHEREAS, the Pledgor is the record and beneficial owner of all the shares of stock and membership interests of each entity (each, a "Pledged Entity") described in Schedule I hereto;

                 WHEREAS, the Pledgor benefits from the credit facilities made available to the Borrower through the Loan and Security Agreement;

                 WHEREAS, it is a condition to the making of Loans and the incurrence of Obligations relating to the issuance of Letters of Credit under the Loan and Security Agreement that the Pledgor shall have executed and delivered this Agreement and granted the security interest contemplated hereby to secure the obligations of the Pledgor under the LDM Holding Guarantee;

                 NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lenders to make Loans and to incur Obligations relating to the issuance of Letter of Credit under the Loan and Security Agreement, it is agreed as follows:

                 1. Definitions. Unless otherwise defined herein, terms defined in the Loan and Security Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                 "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

                 "General Intangibles" means all of the Pledgor's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of the Pledgor of every kind and nature, including, without limitation, all contract rights, membership interests, corporate or other business records, with respect to any Pledged Entity.

                 "Pledged Collateral" has the meaning assigned to such term in
          Section 2 hereof.

                 "Pledged Shares" means those shares listed on Schedule I hereto.

                 "Secured Obligations" has the meaning assigned to such term in Section 3 hereof.

                 2. Pledge. The Pledgor hereby pledges to the Agent, and grants to the Agent for itself and the benefit of Lenders, a first priority security interest in all of the following (collectively, the "Pledged Collateral"):

                          (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                          (ii) such portion, as determined by the Agent as provided in Section 6(d) below, of any additional shares of stock of a Pledged Entity from time to time acquired by the Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

                          (iii)   all General Intangibles.

                 3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind of the Pledgor under or in connection with the Loan and Security Agreement and the other Loan Documents and all obligations of the Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

                 4. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of the Agent, for itself and the benefit of Lenders, pursuant hereto. All pledged shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. An acknowledgment of security interest in the form of Schedule III hereto from each Pledged Entity the ownership interests of which are uncertificated shall have been delivered to the Agent.

                 5. Representations and Warranties. The Pledgor represents and warrants to the Agent that:

                          (a) The Pledgor is, and at the time of delivery of the Pledged Shares to the Agent will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by the Pledgor free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement;

                          (b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable;

                          (c) The Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by the Pledgor to the Agent as provided herein;

                          (d) None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

                          (e) All of the Pledged Shares are presently owned by the Pledgor, and are presently represented by the stock certificates listed on Schedule I hereto. All of the General Intangibles are presently owned by the Pledgor, and are presently uncertificated. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares or the General Intangibles;

                          (f) No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

                          (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement, together with the relevant filings or recordings (which filings and recordings have been made), will create a valid first priority Lien on and a first priority perfected security interest in the Pledged Collateral pledged by the Pledgor, and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien or security interest;

                          (h) This Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms;

                          (i) The Pledged Shares constitute 1% of the issued and outstanding shares of stock of the issuer thereof.

                          (j) The limited liability company agreement delivered to the Agent is an original signed counterpart (or a copy thereof) of the complete and entire agreement in effect on the date hereof;

                          (k) The limited liability company agreement is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms and, together with this Agreement, contains the entire agreement between the Pledgor relating to the subject matter hereof. The Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under the limited liability company agreement, and the Pledgor is not in violation of any other material provisions of such agreement, or otherwise in default or violation thereunder. At no time in the past has the Pledgor been in default for the payment of any portion of a mandatory capital contribution or in violation of any other material provisions of the limited liability company agreement, or otherwise in default or violation thereunder other than those which have been cured or waived prior to the date of this Agreement. No General Intangible is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against the Pledgor by any Person with respect thereto. As of the Closing Date, there are no certificates, instruments, documents or other writings (other than the limited liability company agreement delivered to the Agent on the Closing Date) which evidence any General Intangible of the Pledgor;

                          (l)     The Pledgor shall not withdraw as a
         shareholder or member of any Pledged Entity, or file or pursue to take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to any Pledge Entity or seek a partition of any property of any Pledged Entity; and

                          (m)     An acknowledgment in the form set forth on
         Schedule III attached hereto and by this reference made a part hereof (such notice, the "Acknowledgment"), appropriately completed, notifying each Pledged Entity, the ownership interests of which are not uncertificated securities, of the existence of this Agreement and a certified copy of this Agreement has been delivered by the Pledgor to such Pledged Entity.

                 The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

                 6. Covenants. The Pledgor covenants and agrees that until the Pledge Termination Date (as defined in Section 11):

                          (a) Without the prior written consent of the Agent, the Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends or other distributions or payments with respect to the

         Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Loan and Security Agreement;

                          (b) The Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as the Agent from time to time may request in order to ensure to the Agent and Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary UCC financing statements, which may be filed by the Agent with or (to the extent permitted by law) without the signature of the Pledgor, and will cooperate with the Agent, at the Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such Liens or any sale or transfer of the Pledged Collateral;

                          (c) The Pledgor has and will defend the title to the Pledged Collateral and the Liens of the Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens;

                          (d)     The Pledgor will, upon obtaining any
         additional shares of stock of a Pledged Entity, which shares are not already Pledged Collateral, promptly (and in any event within three
         (3) Business Days) deliver to the Agent a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment") in respect of any such additional shares pursuant to which the Pledgor shall pledge to the Agent all in the of such additional shares. The Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder be considered Pledged Collateral; and

                          (e) The Pledgor shall not permit any Pledged Entity to declare any General Intangible to be classified as an uncertificated "security" within the meaning of Section 8-103(c) of the UCC.

                 7. The Pledgor's Rights. As long as no Default or Event of Default shall have occurred and be continuing and until written notice shall be given to the Pledgor in accordance with Section 8(a) hereof:

                          (a) The Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Loan and Security Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Agent in respect of the Pledged Collateral or which would authorize or effect (unless and to the extent expressly permitted by the Loan and Security Agreement):

                                  (i) the dissolution or liquidation, in
                 whole or in part, of a Pledged Entity;

                                  (ii) the consolidation or merger of a
                 Pledged Entity with any other Person;

                                  (iii) the sale, disposition or
                 encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of the Agent;

                                  (iv) any change in the authorized
                 number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Stock or interests; or

                                  (v) the alteration of the voting rights
                 with respect to the Stock of a Pledged Entity; and

                          (b)(i) The Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and distributions paid in respect of the Pledged Shares and the General Intangibles to the extent not in violation of the Loan and Security Agreement other than any and all: (A) dividends and distributions paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral;
         (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares or General Intangibles in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

                          (ii) all dividends and distributions (other than such cash dividends and distributions as are permitted to be paid to the Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares or General Intangibles, whenever paid or made, shall be delivered to the Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

                 8.       Defaults and Remedies.

                          (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, then on or at any time after such declaration (provided that such declaration is not rescinded by the Agent) and concurrently with written notice to the Pledgor, the Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a stockholder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten
         (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice the Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though the Agent was the outright owner thereof, the Pledgor hereby irrevocably constituting and appointing the Agent as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so, and which appointment shall remain in effect until the Pledge Termination Date; provided, however, that Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at the Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Agent may deem fair, and the Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but the Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent.

                          (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, the Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to the Pledgor.

                          (c) If, at any time when the Agent in its sole discretion determines, following the occurrence and during the continuance of an Event of Default, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Shares hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), the Pledgor shall, in an expeditious manner, cause the Pledged Entities to:

                                        (i)  Prepare and file with the
                 Securities and Exchange Commission (the " Commission") a registration statement with respect to the Pledged Shares and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;

                                        (ii)   Prepare and file with the
                 Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Shares covered by such registration statement whenever the Agent shall desire to sell or otherwise dispose of the Pledged Shares;

                                        (iii) Furnish to the Agent such numbers
                 of copies of a prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Agent may request in order to facilitate the public sale or other disposition of the Pledged Shares by the Agent;

                                        (iv)  Use commercially reasonable
                 efforts to register or qualify the Pledged Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the Agent shall request, and do such other reasonable acts and things as may be required of it to enable the Agent to consummate the public sale or other disposition in such jurisdictions of the Pledged Shares by the Agent;

                                        (v)  Furnish, at the request of the
                 Agent, on the date that shares of the Pledged Collateral are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such Pledged Shares becomes effective, (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Shares are not being sold through underwriters, then to the Agent, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event the Pledged Shares are not being sold through underwriters, then to the Agent, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or the Agent shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as the Agent may reasonably request. The letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Agent may reasonably request; and

                                        (vi)  Otherwise use commercially
                 reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

                          (d)     All expenses incurred in complying with
         Section 8(c) hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the fees and expenses of counsel for the Agent, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by the Pledgor.

                          (e)     If, at any time when the Agent shall
         determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, the Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, the Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this
         Section 8, then the Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                                  (i) as to the financial sophistication and
                 ability of any Person permitted to bid or purchase at any such sale;

                                  (ii) as to the content of legends to be
                 placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

                                  (iii) as to the representations required to
                 be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about the Pledgor and such Person's intentions as to the holding of the

                 Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                                  (iv) as to such other matters as the Agent
                 may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

                          (f) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (e) above. The Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if the Pledgor and the Pledged Entity would agree to do so.

                          (g) The Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and the Pledgor waives the benefit of all such laws to the extent it lawfully may do so. The Pledgor agrees that it will not interfere with any right, power and remedy of the Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of the Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Pledgor by the Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Pledgor in any respect.

                          (h) The Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Agent, that the Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

                 9. Waiver. No delay on the Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgor by the Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Agent's rights as against the Pledgor in any respect.

                 10. Assignment. The Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Loan and Security Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

                 11. Termination. Immediately following the payment in full, in cash of all Secured Obligations on or after the Termination Date (as defined in the Loan and Security Agreement) (the "Pledge Termination Date"), the Agent shall deliver to the Pledgor the Pledged Collateral pledged by the Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of the Pledgor's obligations hereunder shall at such time terminate.

                 12. Lien Absolute. All rights of the Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                          (a) any lack of validity or enforceability of the Loan and Security Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                          (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan and Security Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                          (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

                          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

                 13. Release. Pledgor consents and agrees that the Agent may at any time, or from time to time, in its discretion:

                          (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

                          (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Agent may deem proper, and without notice to or further assent from the Pledgor, it being hereby agreed that the Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Loan and Security Agreement, or any other agreement governing any Secured Obligations. The Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon the Pledgor. No act or omission of any kind on the Agent's part shall in any event affect or impair this Agreement.

                 14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgor or any Pledged Entity for liquidation or reorganization, should the Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor's or a Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                 15.      Miscellaneous.

                          (a) The Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

                          (b) The Pledgor agrees to promptly reimburse Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.

                          (c) Neither the Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

                          (d) THIS AGREEMENT SHALL BE BINDING UPON THE PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF THE PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, THE AGENT AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF THE AGENT AND THE PLEDGOR.

                 16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

                 17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, or by facsimile transmission and confirmed by facsimile transmission answer back addressed (x) in the case of the Pledgor, LDM Holding Canada, Inc., LDM Technologies, Inc., 2500 Executive Hills Drive, Auburn Hills, Michigan 48326, Attention: Joseph E. Blake, Fax No.: (810) 858-2812, Tel. No.: (810)
858-2800, and (y) in the case of the Agent and the Lenders, as provided in
Section 15.8 of the Loan and Security Agreement, or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, transmitted and confirmed by facsimile transmission answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

                 18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

                 19. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

                 20. Benefit of Lenders. All security interests granted or contemplated hereby shall be for the benefit of the Agent and Lenders, and all proceeds or payments realized from the

Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Loan and Security Agreement.


                                    *  *  *

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                                        LDM HOLDING CANADA, INC.


                                        By: /s/ Joe Balous
                                           ---------------------------------
                                           Name:   Joe Balous
                                                 ---------------------------
                                           Title:  Secretary
                                                  --------------------------


Accepted and Acknowledged by:

BANKAMERICA BUSINESS CREDIT, INC.



By: /s/ Daniel T. Cushing
   ----------------------------------
   Name:  Daniel T. Cushing
         ----------------------------
   Title: Senior Vice President
          ---------------------------

                                   SCHEDULE I

                                     PART A
                                 PLEDGED SHARES





                                 Class                                           Number
                                of Stock/         Stock Certificate             of Shares/        Percentage of
Pledged Entity                  Interests             Number(s)                 Interests       Outstanding Shares
--------------                  ---------         -----------------             ----------      ------------------
LDM Technologies Company         Common                  2                         100                   1%

LDM Holdings, L.L.C.                                                                                     33.33%


                                 SCHEDULE II

                               PLEDGE AMENDMENT


        This Pledge Amendment, dated ____________, _____ is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments and shares pledged prior to this Pledge Amendment and as to the promissory notes, instruments and shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated January ___, 1997, between undersigned, as the Pledgor, and BankAmerica Business Credit, Inc., as the Agent, and that the Pledged Shares and Pledged Debt listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any promissory notes, instruments or shares not included in the Pledged Collateral at the discretion of the Agent may not otherwise be pledged or otherwise used as security by the Pledgor.




                                                LDM HOLDING CANADA, INC.


                                                By:
                                                   ---------------------------
                                                    Name:
                                                         ---------------------
                                                    Title:
                                                          --------------------



      Name and                                               Class              Certificate               Number
Address of the Pledgor          Pledged Entity             of Stock             Number(s)               of Shares
----------------------          --------------             --------             -----------             ---------


                                 SCHEDULE III


                     ACKNOWLEDGMENT OF SECURITY INTEREST


        [NAME OF PLEDGED ENTITY] (the "Company") hereby acknowledges receipt of a copy of the assignment by LDM Holding Canada, Inc., (the "Pledgor") of its interest under the [TITLE OF AGREEMENT] (the "Agreement") pursuant to the terms of the Pledge and Security Agreement, dated as of January __, 1997 (the "Pledge Agreement"), between the Pledgor and BankAmerica Business Credit, Inc., as Agent.

        The undersigned hereby further confirms the registration of the Pledgor's pledge of its interest in the Company to the Agent on the Company's books.

        The Company agrees that at any time prior to the Pledge Termination Date (as defined in the Pledge Agreement), it will not take or approve any action in furtherance of deeming the interests of the Company to be uncertificated "security" within the meaning of Section 8-103(c) of the UCC (as defined in the Pledge Agreement) and that its membership or partnership interest shall at all times be general intangibles under the UCC.



Dated:                  , 1997               [NAME OF PLEDGED ENTITY]
       -------------- --
                                                By:
                                                   --------------------------
                                                    Title:
                                                          -------------------

                     LDM LLC PLEDGE AND SECURITY AGREEMENT


     This LDM LLC PLEDGE AND SECURITY AGREEMENT, dated as of January 22, 1997 (together with all amendments, if any, from time to time hereto, this "Agreement") between LDM HOLDINGS, L.L.C., a Michigan limited liability company (the "Pledgor") in favor of BANKAMERICA BUSINESS CREDIT, INC. in its capacity as Agent for the Lenders ("Agent").

                              W I T N E S S E T H:


     WHEREAS, pursuant to that certain Guarantee, dated as of January 22, 1997 (the "LDM LLC Guarantee"), made by the Pledgor, the Pledgor has provided a guarantee of the payment of the Obligations under the Loan and Security Agreement dated as of January 22, 1997, by and among the Pledgor, the Agent and the Persons signatory thereto from time to time as Lenders (as from time to time amended, restated, supplemented or otherwise modified (the "Loan and Security Agreement") the Lenders have agreed to make Loans to, and incur Obligations with respect to Letter of Credit issued for the benefit of, the Pledgor;

     WHEREAS, the Pledgor is the record and beneficial owner of all the partnership interests of the entity (the "Pledged Entity") described in
Schedule I hereto;

     WHEREAS, the Pledgor benefits from the credit facilities made available to the Borrower through the Loan and Security Agreement;

     WHEREAS, it is a condition to the making of Loans and the incurrence of Obligations relating to the issuance of Letters of Credit under the Loan and Security Agreement that the Pledgor shall have executed and delivered this Agreement and granted the security interest contemplated hereby to secure the obligations of the Pledgor under the LDM LLC Guarantee;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lenders to make Loans and to incur Obligations relating to the issuance of Letter of Credit under the Loan and Security Agreement, it is agreed as follows:

     1. Definitions. Unless otherwise defined herein, terms defined in the Loan and Security Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

           "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

           "General Intangibles" means all of the Pledgor's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of the Pledgor of every kind and nature, including, without limitation, all contract rights, partnership interests, corporate or other business records, with respect to the Pledged Entity.

           "Pledged Collateral" has the meaning assigned to such term in
      Section 2 hereof.

           "Secured Obligations" has the meaning assigned to such term in
      Section 3 hereof.

     2. Pledge. The Pledgor hereby pledges to the Agent, and grants to the Agent for itself and the benefit of Lenders, a first priority security interest in all of the General Intangibles (collectively, the "Pledged Collateral").

     3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind of the Pledgor under or in connection with the Loan and Security Agreement and the other Loan Documents and all obligations of the Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

     4. Delivery of Pledged Collateral. An acknowledgment of security interest in the form of Schedule III hereto from the Pledged Entity the ownership interests of which are uncertificated shall have been delivered to the Agent.

     5. Representations and Warranties. The Pledgor represents and warrants to the Agent that:

           (a) The Pledgor is the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by the Pledgor free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement;

           (b) The Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by the Pledgor to the Agent as provided herein;

           (c) All of the General Intangibles are presently owned by the Pledgor, and are presently uncertificated. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the General Intangibles;

           (d) No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this

      Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

           (e) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement, together with the relevant filings or recordings (which filings and recordings have been made), will create a valid first priority Lien on and a first priority perfected security interest in the Pledged Collateral pledged by the Pledgor, and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien or security interest;

           (f) This Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms;

           (g) The limited partnership agreement delivered to the Agent is an original signed counterpart (or a copy thereof) of the complete and entire agreement in effect on the date hereof;

           (h) The limited partnership agreement is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms and, together with this Agreement, contains the entire agreement between the Pledgor relating to the subject matter hereof. The Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under the limited partnership agreement, and the Pledgor is not in violation of any other material provisions of such agreement, or otherwise in default or violation thereunder. At no time in the past has the Pledgor been in default for the payment of any portion of a mandatory capital contribution or in violation of any other material provisions of the limited partnership agreement, or otherwise in default or violation thereunder other than those which have been cured or waived prior to the date of this Agreement. No General Intangible is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against the Pledgor by any Person with respect thereto. As of the Closing Date, there are no certificates, instruments, documents or other writings (other than the limited partnership agreement delivered to the Agent on the Closing Date) which evidence any General Intangible of the Pledgor;

           (i) The Pledgor shall not withdraw as a partner of the Pledged Entity, or file or pursue to take any action which may, directly or indirectly, cause a dissolution or liquidation of or with respect to the Pledge Entity or seek a partition of any property of the Pledged Entity; and

           (m) An acknowledgment in the form set forth on Schedule II attached hereto and by this reference made a part hereof (such notice, the "Acknowledgment"), appropriately completed, notifying the Pledged Entity of the existence of this Agreement and a certified copy of this Agreement has been delivered by the Pledgor to the Pledged Entity.

     The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

     6. Covenants. The Pledgor covenants and agrees that until the Pledge Termination Date (as defined in Section 11):

           (a) Without the prior written consent of the Agent, the Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Loan and Security Agreement;

           (b) The Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as the Agent from time to time may request in order to ensure to the Agent and Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary UCC financing statements, which may be filed by the Agent with or (to the extent permitted by law) without the signature of the Pledgor, and will cooperate with the Agent, at the Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such Liens or any sale or transfer of the Pledged Collateral;

           (c) The Pledgor has and will defend the title to the Pledged Collateral and the Liens of the Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

           (d) The Pledgor shall not permit the Pledged Entity to declare any General Intangible to be classified as an uncertificated "security" within the meaning of Section 8-103(c) of the UCC.

     7. The Pledgor's Rights. As long as no Default or Event of Default shall have occurred and be continuing and until written notice shall be given to the Pledgor in accordance with Section 8(a) hereof:

           (a) The Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Loan and Security Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Agent in respect of the Pledged Collateral or which would authorize or effect (unless and to the extent expressly permitted by the Loan and Security Agreement):

                 (i) the dissolution or liquidation, in whole or in part, of the Pledged Entity;

                 (ii) the consolidation or merger of the Pledged Entity with any other Person;

                 (iii) the sale, disposition or encumbrance of all or
            substantially all of the assets of the Pledged Entity, except for Liens in favor of the Agent; or

                 (iv) any change in the stated capital of the Pledged Entity or the issuance of any additional interests; and

           (b)(i) The Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash distributions paid in respect of the General Intangibles to the extent not in violation of the Loan and Security Agreement other than any and all: (A) distributions paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral;
      (B) distributions paid or payable in cash in respect of any General Intangible in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital of the Pledged Entity; and (C) cash paid, payable or otherwise distributed or in redemption of, or in exchange for, the Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

           (ii) all distributions (other than such cash distributions as are permitted to be paid to the Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the General Intangibles, whenever paid or made, shall be delivered to the Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

       8.  Defaults and Remedies.

           (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, then on or at any time after such declaration (provided that such declaration is not rescinded by the Agent) and concurrently with written notice to the Pledgor, the Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a stockholder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice the Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though the Agent was the outright owner thereof, the Pledgor hereby irrevocably constituting and appointing the Agent as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so, and which appointment shall remain in effect until the Pledge Termination Date; provided, however, that Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at the Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Agent may deem fair, and the Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but the Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent.

           (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, the Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten
      (10) days' notice to the Pledgor.

                 (c) The Pledgor agrees to the maximum extent permitted by
            applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and the Pledgor waives the benefit of all such laws to the extent it lawfully may do so. The Pledgor agrees that it will not interfere with any right, power and remedy of the Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of the Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Pledgor by the Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Pledgor in any respect.

           (d) The Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Agent, that the Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

     9. Waiver. No delay on the Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgor by the Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Agent's rights as against the Pledgor in any respect.

     10. Assignment. The Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Loan and Security Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

     11. Termination. Immediately following the payment in full, in cash of all Secured Obligations on or after the Termination Date (as defined in the Loan and Security Agreement) (the "Pledge Termination Date"), the Agent shall deliver to the Pledgor the Pledged Collateral pledged by the Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of the Pledgor's obligations hereunder shall at such time terminate.

     12. Lien Absolute. All rights of the Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of the Loan and Security Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan and Security Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

         (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

           (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

     13. Release. Pledgor consents and agrees that the Agent may at any time, or from time to time, in its discretion:

           (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

           (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Agent may deem proper, and without notice to or further assent from the Pledgor, it being hereby agreed that the Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Loan and Security Agreement, or any other agreement governing any Secured Obligations. The Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon the Pledgor. No act or omission of any kind on the Agent's part shall in any event affect or impair this Agreement.

        14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgor or any Pledged Entity for liquidation or reorganization, should the Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor's or a Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

        15. Miscellaneous.

           (a) The Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

           (b) The Pledgor agrees to promptly reimburse Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.

           (c) Neither the Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

           (d) THIS AGREEMENT SHALL BE BINDING UPON THE PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF THE PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, THE AGENT AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF THE AGENT AND THE PLEDGOR.

        16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

        17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, or by facsimile transmission and confirmed by facsimile transmission answer back addressed (x) in the case of the Pledgor, LDM Holdings, L.L.C., LDM Technologies, Inc., 2500 Executive Hills Drive, Auburn Hills, Michigan 48326, Attention:Joseph Blake, Fax No.: (810) 858-2812, Tel. No.: (810) 858-2800 and
(y) in the case of the Agent and the Lenders, as provided in Section 15.8 of the Loan and Security Agreement, or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, transmitted and confirmed by facsimile transmission answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     19. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

     20. Benefit of Lenders. All security interests granted or contemplated hereby shall be for the benefit of the Agent and Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Loan and Security Agreement.


                                    *  *  *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                                         LDM HOLDINGS, L.L.C.

                                         By:  LDM TECHNOLOGIES, INC.,
                                              its Member


                                         By: /s/ Joe Balous
                                            ---------------------------------
                                            Name:  Joe Balous
                                                  ---------------------------
                                            Title: Secretary
                                                   --------------------------


Accepted and Acknowledged by:

BANKAMERICA BUSINESS CREDIT, INC.



By: /s/ Daniel T. Cushing
   ----------------------------------
   Name:   Daniel T. Cushing
         ----------------------------
   Title:  Senior Vice President
          ---------------------------

                                   SCHEDULE I

                                     PART A
                              GENERAL INTANGIBLES


                                     Class
                                      of         Number        Percentage of
         Pledged Entity            Interests  of Interests  Outstanding Interest
---------------------------------  ---------  ------------  --------------------
LDM Canada Limited Partnership                                       3%

                                  SCHEDULE II

                      ACKNOWLEDGMENT OF SECURITY INTEREST

     [NAME OF PLEDGED ENTITY] (the "Company") hereby acknowledges receipt of a copy of the assignment by LDM Holdings, L.L.C. (the "Pledgor"), of its interest under the [TITLE OF AGREEMENT] (the "Agreement") pursuant to the terms of the Pledge and Security Agreement, dated as of January __, 1997 (the "Pledge Agreement"), between the Pledgor and BankAmerica Business Credit, Inc., as Agent.

     The undersigned hereby further confirms the registration of the Pledgor's pledge of its interest in the Company to the Agent on the Company's books.

     The Company agrees that at any time prior to the Pledge Termination Date (as defined in the Pledge Agreement), it will not take or approve any action in furtherance of deeming the interests of the Company to be an uncertificated "security" within the meaning of Section 8-103(c) of the UCC (as defined in the Pledge Agreement) and that its membership or partnership interest shall at all times be general intangibles under the UCC.


Dated:_______, 1997                             [NAME OF PLEDGED ENTITY]



                                                By:_______________________

                                                   Title:_________________

                            LDM LP PLEDGE AGREEMENT


     This LDM LP PLEDGE AGREEMENT, dated as of January 22, 1997 (together with all amendments, if any, from time to time hereto, this "Agreement") between LDM Canada Limited Partnership, a Michigan limited partnership corporation (the "Pledgor") in favor of BANKAMERICA BUSINESS CREDIT, INC. in its capacity as Agent for Lenders ("Agent").

                              W I T N E S S E T H:


     WHEREAS, pursuant to that certain Guarantee, dated as of January 22, 1997 (the "LDM LP Guarantee"), made by the Pledgor, the Pledgor has provided a guarantee of the payment of the Obligations under the Loan and Security Agreement dated as of January 22, 1997, by and among the Pledgor, the Agent and the Persons signatory thereto from time to time as Lenders (as from time to time amended, restated, supplemented or otherwise modified (the "Loan and Security Agreement");

     WHEREAS, the Pledgor is the record and beneficial owner of all the shares of stock of the entity (the "Pledged Entity") described in of Schedule I hereto;

     WHEREAS, the Pledgor benefits from the credit facilities made available to the Borrower through the Loan and Security Agreement;

     WHEREAS, it is a condition to the making of Loans and the incurrence of Obligations relating to the issuance of Letters of Credit under the Loan and Security Agreement that the Pledgor shall have executed and delivered this Agreement and granted the security interest contemplated hereby to secure the obligations of the Pledgor under the LDM LP Guarantee;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lenders to make Loans and to incur Obligations relating to the issuance of Letter of Credit under the Loan and Security Agreement, it is agreed as follows:

     1. Definitions. Unless otherwise defined herein, terms defined in the Loan and Security Agreement are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

           "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

           "Pledged Collateral" has the meaning assigned to such term in
      Section 2 hereof.

           "Pledged Shares" means those shares listed on Part A of Schedule I hereto.

           "Secured Obligations" has the meaning assigned to such term in
      Section 3 hereof.

     2. Pledge. The Pledgor hereby pledges to the Agent, and grants to the Agent for itself and the benefit of Lenders, a first priority security interest in all of the following (collectively, the "Pledged Collateral"):

                 (i) the Pledged Shares and the certificates representing the
            Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                 (ii) such portion, as determined by the Agent as provided in
            Section 6(d) below, of any additional shares of stock of the Pledged Entity from time to time acquired by the Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

     3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all Obligations of any kind of the Pledgor under or in connection with the Loan and Security Agreement and the other Loan Documents and all obligations of the Pledgor now or hereafter existing under this Agreement including, without limitation, all fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

     4. Delivery of Pledged Collateral. All certificates representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of the Agent, for itself and the benefit of Lenders, pursuant hereto. All pledged shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent.

     5. Representations and Warranties. The Pledgor represents and warrants to the Agent that:

           (a) The Pledgor is, and at the time of delivery of the Pledged Shares to the Agent will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by the Pledgor free and clear of any Lien thereon or affecting the title thereto, except for any Lien created by this Agreement; the Pledgor is and at the time of delivery of the Pledged Debt to the Agent will be, the sole owner of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for any Lien created by this Agreement;

           (b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable;

           (c) The Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by the Pledgor to the Agent as provided herein;

           (d) None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

           (e) All of the Pledged Shares are presently owned by the Pledgor, and are presently represented by the stock certificates listed on
      Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

           (f) No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, or (ii) for the exercise by the Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

           (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in the Pledged Collateral pledged by the Pledgor, and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien or security interest;

           (h) This Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms; and

           (i) The Pledged Shares constitute 99% of the issued and outstanding shares of Stock of the Pledged Entity.

     The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

     6. Covenants. The Pledgor covenants and agrees that until the Pledge Termination Date (as defined in Section 11):

           (a) Without the prior written consent of the Agent, the Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Loan and Security Agreement;

           (b) The Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as the Agent from time to time may request in order to ensure to the Agent and Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary UCC or PPSA financing statements, which may be filed by the Agent with or (to the extent permitted by law) without the signature of the Pledgor, and will cooperate with the Agent, at the Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such Liens or any sale or transfer of the Pledged Collateral;

           (c) The Pledgor has and will defend the title to the Pledged Collateral and the Liens of the Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

           (d) The Pledgor will, upon obtaining any additional shares of stock of the Pledged Entity, which shares are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to the Agent a Pledge Amendment, duly executed by the Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment") in respect of any such additional shares, pursuant to which the Pledgor shall pledge to the Agent all of such additional shares. The Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder be considered Pledged Collateral.


     7. The Pledgor's Rights. As long as no Default or Event of Default shall have occurred and be continuing and until written notice shall be given to the Pledgor in accordance with Section 8(a) hereof:

           (a) The Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not inconsistent with the provisions of this Agreement, the Loan and Security Agreement or any other Loan Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Agent in respect of the Pledged Collateral or which would authorize or effect (unless and to the extent expressly permitted by the Loan and Security Agreement):

                 (i) the dissolution or liquidation, in whole or in part, of the Pledged Entity;

                 (ii) the consolidation or merger of the Pledged Entity with any other Person;

                 (iii) the sale, disposition or encumbrance of all or
            substantially all of the assets of the Pledged Entity, except for Liens in favor of the Agent;

                 (iv) any change in the authorized number of shares, the stated
            capital or the authorized share capital of the Pledged Entity or the issuance of any additional shares of its Stock; or

                 (v) the alteration of the voting rights with respect to the
            Stock of the Pledged Entity; and

           (b)(i) The Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends paid in respect of the Pledged Shares to the extent not in violation of the Loan and Security Agreement other than any and all: (A) dividends paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of the Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of, or in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

           (ii) all dividends (other than such cash dividends as are permitted to be paid to the Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares, whenever paid or made, shall be delivered to the Agent to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

       8.  Defaults and Remedies.

           (a) Upon the occurrence of an Event of Default and during the continuation of such Event of Default, then on or at any time after such declaration (provided that such declaration is not rescinded by the Agent) and concurrently with written notice to the Pledgor, the Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as stockholder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice the Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though the Agent was the outright owner thereof, the Pledgor hereby irrevocably constituting and appointing the Agent as the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so, and which appointment shall remain in effect until the Pledge Termination Date; provided, however, that Agent shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to do so or for any delay in doing so. Any sale shall be made at a public or private sale at the Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Agent may deem fair, and the Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of the Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but the Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Agent.

           (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Agent, in its discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, the Agent may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten
      (10) days' notice to the Pledgor.

           (c) If, at any time when the Agent in its sole discretion determines, following the occurrence and during the continuance of an Event of Default, that, in connection with any actual or contemplated exercise of its rights (when permitted under this Section 8) to sell the whole or any part of the Pledged Shares hereunder, it is necessary or advisable to effect a public registration of all or part of the Pledged Collateral pursuant to the Securities Act of 1933, as amended (or any similar statute then in effect) (the "Act"), the Pledgor shall, in an expeditious manner, cause the Pledged Entities to:

                 (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement with respect to the Pledged Shares and in good faith use commercially reasonable efforts to cause such registration statement to become and remain effective;

                 (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of the Pledged Shares covered by such registration statement whenever the Agent shall desire to sell or otherwise dispose of the Pledged Shares;

                 (iii) Furnish to the Agent such numbers of copies of a
            prospectus and a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Agent may request in order to facilitate the public sale or other disposition of the Pledged Shares by the Agent;

                 (iv) Use commercially reasonable efforts to register or qualify the Pledged Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the Agent shall request, and do such other reasonable acts and things as may be required of it to enable the Agent to consummate the public sale or other disposition in such jurisdictions of the Pledged Shares by the Agent;

                 (v) Furnish, at the request of the Agent, on the date that shares of the Pledged Collateral are delivered to the underwriters for sale pursuant to such registration or, if the security is not being sold through underwriters, on the date that the registration statement with respect to such Pledged Shares becomes effective,
            (A) an opinion, dated such date, of the independent counsel representing such registrant for the purposes of such registration, addressed to the underwriters, if any, and in the event the Pledged Shares are not being sold through underwriters, then to the Agent, in customary form and covering matters of the type customarily covered in such legal opinions; and (B) a comfort letter, dated such date, from the independent certified public accountants of such registrant, addressed to the underwriters, if any, and in the event the Pledged Shares are not being sold through underwriters, then to the Agent, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or the Agent shall reasonably request. The opinion of counsel referred to above shall additionally cover such other legal matters with respect to the registration in respect of which such opinion is being given as the Agent may reasonably request. The letter referred to above from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five
            (5) Business Days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as the Agent may reasonably request; and

                 (vi) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

           (d) All expenses incurred in complying with Section 8(c) hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), printing expenses, fees and disbursements of counsel for the registrant, the fees and expenses of counsel for the Agent, expenses of the independent certified public accountants (including any special audits incident to or required by any such registration) and expenses of complying with the securities or blue sky laws or any jurisdictions, shall be paid by the Pledgor.

           (e) If, at any time when the Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, the Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, the Agent in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then the Agent shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                 (i) as to the financial sophistication and ability of any
            Person permitted to bid or purchase at any such sale;

                 (ii) as to the content of legends to be placed upon any
            certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

                 (iii) as to the representations required to be made by each
            Person bidding or purchasing at such sale relating to that Person's access to financial information about the Pledgor and such Person's intentions as to the holding of the

            Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                 (iv) as to such other matters as the Agent may, in its
            discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

           (f) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (e) above. The Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if the Pledgor and the Pledged Entity would agree to do so.

           (g) The Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and the Pledgor waives the benefit of all such laws to the extent it lawfully may do so. The Pledgor agrees that it will not interfere with any right, power and remedy of the Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of the Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon the Pledgor by the Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against the Pledgor in any respect.

           (h) The Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Agent, that the Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

     9. Waiver. No delay on the Agent's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon the Pledgor by the Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Agent's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Agent's rights as against the Pledgor in any respect.

     10. Assignment. The Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Loan and Security Agreement, and the holder of such instrument shall be entitled to the benefits of this Agreement.

     11. Termination. Immediately following the payment in full, in cash of all Secured Obligations on or after the Termination Date (as defined in the Loan and Security Agreement) (the "Pledge Termination Date"), the Agent shall deliver to the Pledgor the Pledged Collateral pledged by the Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of the Pledgor's obligations hereunder shall at such time terminate.

     12. Lien Absolute. All rights of the Agent hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

           (a) any lack of validity or enforceability of the Loan and Security Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

           (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Loan and Security Agreement, any other Loan Document or any other agreement or instrument governing or evidencing any Secured Obligations;

           (c) any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

           (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor.

     13. Release. Pledgor consents and agrees that the Agent may at any time, or from time to time, in its discretion:

           (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations; and

           (b) exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Agent may deem proper, and without notice to or further assent from the Pledgor, it being hereby agreed that the Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Loan and Security Agreement, or any other agreement governing any Secured Obligations. The Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon the Pledgor. No act or omission of any kind on the Agent's part shall in any event affect or impair this Agreement.

     14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgor or the Pledged Entity for liquidation or reorganization, should the Pledgor or the Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor's or the Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     15. Miscellaneous.

           (a) The Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

           (b) The Pledgor agrees to promptly reimburse Agent for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.

           (c) Neither the Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

           (d) THIS AGREEMENT SHALL BE BINDING UPON THE PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF THE PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, THE AGENT AND ITS SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF THE AGENT AND THE PLEDGOR.

     16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

     17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by registered or certified mail, return receipt requested, postage prepaid, or by facsimile transmission and confirmed by facsimile transmission answer back addressed (i) with respect to the Pledgor, LDM Canada Limited Partnership, LDM Technologies, Inc., 2500 Executive Hills Drive, Auburn Hills, Michigan 48326,
Attention: Joseph Blake, Fax No.: (810) 858-2812, Tel. No. (810) 858-2800, and
(ii) with respect to the Agent and the Lender, as provided in Section 15.8 of the Loan and Security Agreement, or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, transmitted and confirmed by facsimile transmission answerback or three (3) Business Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     19. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

     20. Benefit of Lenders. All security interests granted or contemplated hereby shall be for the benefit of the Agent and Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Loan and Security Agreement.


                                    *  *  *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.


                          LDM CANADA LIMITED PARTNERSHIP



                          By:  LDM HOLDINGS, L.L.C.,
                               its General Partner

                          By:  LDM TECHNOLOGIES, INC.,
                               its Member


                          By: /s/ Joe Balous
                             ---------------------------------
                             Name:   Joe Balous
                                   ---------------------------
                             Title:  Secretary
                                    --------------------------


Accepted and Acknowledged by:

BANKAMERICA BUSINESS CREDIT, INC.



By:  /s/ Daniel T. Cushing
   ----------------------------------
   Name:   Daniel T. Cushing
         ----------------------------
   Title:  Senior Vice President
          ---------------------------

                                   SCHEDULE I

                                 PLEDGED SHARES


                       Class    Stock Certificate   Number      Percentage of
   Pledged Entity     of Stock      Number(s)      of Shares  Outstanding Shares
--------------------  --------  -----------------  ---------  ------------------
LDM Technologies
Company               Common        1                9,900                     99%

                                  SCHEDULE II

                                PLEDGE AMENDMENT

     This Pledge Amendment, dated ________________, ___ is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments and shares pledged prior to this Pledge Amendment and as to the promissory notes, instruments and shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated January __, 1997, between undersigned, as the Pledgor, and BankAmerica Business Credit, Inc., as the Agent, and that the Pledged Shares and Pledged Debt listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any promissory notes, instruments or shares not included in the Pledged Collateral at the discretion of the Agent may not otherwise be pledged or otherwise used as security by the Pledgor.


                                             LDM CANADA LIMITED PARTNERSHIP



                                            By:  LDM Holdings, L.L.C.,
                                                 Its General Partner


                                            By:_________________________________
                                               Name: ___________________________
                                               Title: __________________________




       Name and                          Class    Certificate   Number
Address of the Pledgor  Pledged Entity  of Stock   Number(s)   of Shares
----------------------  --------------  --------  -----------  ---------